UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On May 2, 2017, Regional Management Corp. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On May 2, 2017, the Company will host a conference call to discuss financial results for the quarter ended March 31, 2017. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

All information in the press release and the presentation is furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Re-Approval of 2015 Long-Term Incentive Plan

The Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2017. At the Annual Meeting, the stockholders of the Company re-approved the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective April 27, 2017) (the “2015 Plan”). The material changes to the 2015 Plan, as amended and restated, include:

•	an increase in the number of shares of the Company’s common stock that may be issued under the 2015 Plan from 350,000 shares to 1,550,000 shares, which will be in addition to those shares that were available for the grant of awards as of the 2015 Plan effective date (April 22, 2015) under any prior plan and any shares subject to an award granted under the 2015 Plan or a prior plan, which award is forfeited, cancelled, terminated, expires, or lapses without the issuance of shares or pursuant to which such shares are forfeited, and further subject to adjustment as described in the 2015 Plan;

•	an increase in the maximum number of the Company’s common stock that may be issued under the 2015 Plan pursuant to the grant of incentive stock options from 350,000 to 1,550,000, subject to adjustment as described in the 2015 Plan;

•	expanded coverage of the 2015 Plan minimum vesting requirements to apply to all participants (and not just employees) and to all types of awards (subject to certain exceptions);

•	a new limitation on the size of awards that may be granted and the total amount of compensation that may be paid in any 12-month period to a non-employee director;

•	a new requirement that dividends or dividend equivalent rights, if any, on unearned or unvested awards may not be paid (even if accrued) unless and until the underlying award (or portion of an award) has vested (previously, this restriction applied only to performance-based awards); and

•	modification of the 2015 Plan tax withholding provisions to permit withholding above the minimum statutory withholding levels so long as such withholding complies with applicable laws and accounting principles.

The foregoing summary description of the material changes to the 2015 Plan, as amended and restated, is qualified in its entirety by reference to the 2015 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, the terms of which are incorporated herein by reference. For additional information regarding the 2015 Plan, please refer to “Proposal Three: Re-Approval of the Regional Management Corp. 2015 Long-Term Incentive Plan (As Amended and Restated Effective April 27, 2017)” on pages 52–64 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2017 (the “Proxy Statement”) (available at the SEC’s website at www.sec.gov).

Approval of Updated Form Agreements

On April 27, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of the Company adopted updated forms of 2015 Plan award agreements in connection with the amendment and restatement of the 2015 Plan to reflect the plan’s modified tax withholding provision (described above) and to make certain other minor technical changes. Specifically, the Committee approved updated forms of a Nonqualified Stock Option Agreement (the “NQSO Agreement”), a Performance-Contingent Restricted Stock Unit Award Agreement (the “RSU Agreement”), a Cash-Settled Performance Unit Award Agreement (the “Performance Unit Agreement”), a Restricted Stock Award Agreement (the “Restricted Stock Agreement”), and a Stock Award Agreement (the “Stock Award Agreement”).

Each of the NQSO Agreement, RSU Agreement, Performance Unit Agreement, Restricted Stock Agreement, and Stock Award Agreement are attached as Exhibits 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary of the award agreements is not complete and is qualified in its entirety by reference to the full texts of such agreements.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As noted above, the Company held its Annual Meeting of Stockholders on April 27, 2017. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the Proxy Statement. The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the seven nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Roel C. Campos	8,802,191	798,427	1,007,421
Michael R. Dunn	7,375,248	2,225,370	1,007,421
Steven J. Freiberg	9,172,507	428,111	1,007,421
Richard A. Godley	8,809,700	790,918	1,007,421
Peter R. Knitzer	8,753,107	847,511	1,007,421
Alvaro G. de Molina	8,477,060	1,123,558	1,007,421
Carlos Palomares	8,539,769	1,060,849	1,007,421

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, based on the following final voting results:

For	Against	Abstain
10,501,847	104,241	1,951

Re-Approval of 2015 Long-Term Incentive Plan

The Company’s stockholders re-approved the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective April 27, 2017), based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
8,361,752	1,236,191	2,675	1,007,421

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Regional Management Corp. 2015 Long-Term Incentive Plan (As Amended and Restated Effective April 27, 2017)

10.2	Form of Nonqualified Stock Option Agreement

10.3	Form of Performance-Contingent Restricted Stock Unit Award Agreement

10.4	Form of Cash-Settled Performance Unit Award Agreement

10.5	Form of Restricted Stock Award Agreement

10.6	Form of Stock Award Agreement

99.1	Press Release issued by Regional Management Corp. on May 2, 2017, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2017

99.2	Presentation of Regional Management Corp., dated May 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: May 2, 2017	By:	/s/ Donald E. Thomas
Donald E. Thomas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Regional Management Corp. 2015 Long-Term Incentive Plan (As Amended and Restated Effective April 27, 2017)

10.2	Form of Nonqualified Stock Option Agreement

10.3	Form of Performance-Contingent Restricted Stock Unit Award Agreement

10.4	Form of Cash-Settled Performance Unit Award Agreement

10.5	Form of Restricted Stock Award Agreement

10.6	Form of Stock Award Agreement

99.1	Press Release issued by Regional Management Corp. on May 2, 2017, announcing financial results for Regional Management Corp. for the quarter ended March 31, 2017

99.2	Presentation of Regional Management Corp., dated May 2, 2017